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                                                                Exhibit 10.17(a)

                       FOURTH LOAN MODIFICATION AGREEMENT

     This Fourth Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of April 29, 2004, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 9701 West Higgins Road, Suite 150, Rosemont, IL 60018 ("Bank") and KANBAY INTERNATIONAL, INC. (successor to Kanbay LLC), a Delaware corporation ("Kanbay International"), with its principal place of business at 6400 Shafer Court, Suite 100, Rosemont, IL 60018, KANBAY INCORPORATED, an Illinois corporation ("Kanbay Inc."), with its principal place of business at 6400 Shafer Court, Suite 100, Rosemont, IL 60018, KANBAY EUROPE LTD, a company formed under the laws of the United Kingdom ("Kanbay Europe"), with its principal place of business at Compass House, Vision Park, Histon, Cambridge, UK CBD 9AD, KANBAY AUSTRALIA PTY. LTD., a company formed under the laws of Australia ("Kanbay Australia"), with its principal place of business at 602 Whitehorse Road, Mitcham, Victoria 3132, Australia, MEGATEC PTY. LTD., a company formed under the laws of Australia ("Megatec"), with its principal place of business at 602 Whitehorse Road, Mitcham, Victoria 3132, Australia and KANBAY HK LTD., a company formed under the laws of Hong Kong ("Kanbay HK"), with its principal place of business at 12th Floor Shiu Fung Hong Bldg., Suite 1201, 23 Wing Lok Street, Sheung Wan, Hong Kong (Kanbay International, Kanbay Inc., Kanbay Europe, Kanbay Australia, Megatec and Kanbay HK being sometimes herein called collectively the "Borrowers" and each individually a "Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of April 19, 2000, evidenced by, among other documents, a certain Loan and Security Agreement dated as of April 19, 2000, between Kanbay LLC, a Delaware limited liability company ("Kanbay LLC"), Kanbay Inc., Kanbay Europe, Kanbay Australia, Megatec, Kanbay HK and Bank, as corrected and conformed by a certain Correction Agreement dated as of May 1, 2000, as amended by a certain Loan Modification Agreement dated as of March 30, 2001, as further amended by a certain Loan Modification Agreement dated as of April 20, 2002, and as further amended by a certain Third Loan Modification Agreement dated as of September 9, 2003 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

          MODIFICATIONS TO LOAN AGREEMENT.

          1.   The Loan Agreement shall be amended by deleting subsection (b) of
               Section 2.1.1 thereof, entitled "Revolving Advances" in its entirety, and inserting in lieu thereof the following:

                    "(b) Bank shall make Advances to Kanbay not exceeding (i) the Committed A/R Revolving Line Minus (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (iii) the FX Reserve, and minus (iv) the aggregate outstanding Advances hereunder. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement."

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          2.   The Loan Agreement shall be amended by deleting Section 2.2 thereof, entitled "Overadvances", in its entirety.

          3. The Loan Agreement shall be amended by deleting the following text appearing in Section 2.3 thereof, entitled "Revolving Line Interest Rates, Payments":

                    "Advances made under the Committed A/R Revolving Line accrue interest on the outstanding principal balance at a per annum rate equal to the aggregate of the Prime Rate, and one half of one percent (0.5%)."

               and inserting in lieu thereof the following:

                    "Advances made under the Committed A/R Revolving Line accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate."

          4.   The Loan Agreement shall be amended by deleting subsection (b) of
               Section 6.2 thereof, entitled "Financial Statements, Reports, Certificates".

          5.   The Loan Agreement shall be amended by deleting subsection (e) of
               Section 6.2 thereof, entitled "Financial Statements, Reports, Certificates", in its entirety, and inserting in lieu thereof the following:

                    "(e) Bank has the right to audit Kanbay, Inc.'s Accounts at Borrower's expense. Such audits shall be conducted no more often than once every twelve (12) months unless an Event of Default has occurred and is continuing."

          6. Upon the occurrence of the IPO, the Loan Agreement shall be amended by deleting Section 6.2 thereof, entitled "Financial Statements, Reports, Certificates", in its entirety, and inserting in lieu thereof the following:

                    "6.2   FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

                           (a) Borrower will deliver to Bank: (i) quarterly, within five (5) days of filing, copies of all reports on 10-Q with the Securities and Exchange Commission; (ii) annually, within five (5) days of filing, copies of all reports on Form 10-K with the Securities and Exchange Commission; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000.00) or more; (iv) prompt notice of any material change in the composition of the Intellectual Property, or the registration of any copyright, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the value of the Intellectual Property; and (v) budgets, sales projections, operating plans or other financial information reasonably requested by Bank.

                           (b) Quarterly, within five (5) days of the filing of all reports on Form 10-K with the Securities and Exchange Commission, Borrowers shall deliver to Bank a Compliance Certificate signed by a Responsible Officer in the form of EXHIBIT B."

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          7.   The Loan Agreement shall be amended by deleting subsections (b)
               and (c) of Section 6.7 thereof, entitled "Financial Covenants", and inserting in lieu thereof the following:

                    "(b)   EBITDA RATIO. A ratio of Obligations to EBITDA, to be
                    tested as of the last day of each quarter, on an annualized basis, of no greater than 2.0 to 1.0."

          8. The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

                    ""EBITDA" is defined in Section 2.1.1(a); provided however that for purposes Section 6.7(c) the word "quarterly" shall be deemed to be "monthly".

                    "REVOLVING MATURITY DATE" is April 30, 2004."

               and inserting in lieu thereof the following:

                    ""EBITDA" is defined in Section 2.1.1(a); provided however that for purposes Section 6.7(b) the word "monthly" shall be deemed to be "quarterly".

                    "REVOLVING MATURITY DATE" is April 29, 2005."

          9. Notwithstanding anything in the Loan Agreement to the contrary, Borrower shall deliver the financial statements required pursuant to Section 6.2(a)(i), as soon as available but no later than thirty (30) days after the last day of each: (a) quarter, and (b) month during which: (i) any Credit Extension is requested or outstanding, or (ii) Borrower fails to maintain a ratio of Quick Assets to Current Liabilities minus Deferred Revenue and any current portions of Subordinated Debt of at least 1.50 to 1.00.

          10. Notwithstanding anything in the Loan Agreement to the contrary, Borrower shall deliver the Compliance Certificate required pursuant to Section 6.2(c), within thirty (30) days after the last day of each: (a) quarter, and (b) month during which: (i) any Credit Extension is requested or outstanding, or (ii) Borrower fails to maintain a ratio of Quick Assets to Current Liabilities minus Deferred Revenue and any current portions of Subordinated Debt of at least 1.50 to 1.00.

          11. The Loan Agreement shall be amended by deleting the Borrowing Base Certificate appearing as EXHIBIT C thereto.

          12. The Loan Agreement shall be amended by deleting the Compliance Certificate appearing as EXHIBIT D thereto, and replacing it with EXHIBIT A attached hereto.

          13. Upon the occurrence of the IPO, the Loan Agreement shall be amended by deleting the Compliance Certificate appearing as EXHIBIT D thereto, and replacing it with EXHIBIT B attached hereto.

          14. As used herein, "IPO shall mean Borrower's initial underwritten public offering and sale of its securities pursuant to an effective registration statement under the Securities Act of 1933, as amended.

4. FEES. The Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

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5.   RATIFICATION OF STOCK PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Stock Pledge Agreement dated as of April 19, 2000 between Borrower and Bank, and acknowledges, confirms and agrees that said Stock Pledge Agreement shall remain in full force and effect.

6. ADDITIONAL COVENANTS. Borrower shall not, without providing the Bank with thirty (30) days subsequent written notice: (i) change its jurisdiction of organization, or (ii) change its organizational structure or type, (iii) change its legal name, or (iv) change any organizational number (if any) assigned by its jurisdiction of organization.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligation.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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     This Loan Modification Agreement is executed as a sealed instrument under the laws of the COMMONWEALTH OF MASSACHUSETTS AS OF THE DATE FIRST WRITTEN
ABOVE.

BORROWER:

KANBAY INTERNATIONAL, INC.              KANBAY AUSTRALIA PTY. LTD.


By:     /s/  William Weissman           By:     /s/  William Weissman
   ----------------------------            ----------------------------
Name:   WILLIAM WEISSMAN                Name:   WILLIAM WEISSMAN
     --------------------------              --------------------------
Title:  VP&CFO                          Title:  DIRECTOR
      -------------------------               -------------------------


KANBAY INCORPORATED                     KANBAY PTY.LTD.


By:     /s/  William Weissman           By:     /s/  William Weissman
   ----------------------------            ----------------------------
Name:   WILLIAM WEISSMAN                Name:   WILLIAM WEISSMAN
     --------------------------              --------------------------
Title:  VP&CFO                          Title:  DIRECTOR
      -------------------------               -------------------------


KANBAY EUROPE LTD.                      KANBAY HK LTD.


By:     /s/  William Weissman           By:     /s/  William Weissman
   ----------------------------            ----------------------------
Name:   WILLIAM WEISSMAN                Name:   WILLIAM WEISSMAN
     --------------------------              --------------------------
Title:  DIRECTOR                        Title:  DIRECTOR
      -------------------------               -------------------------


BANK:

SILICON VALLEY BANK


By:
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Name:
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Title:
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